United States Steel Corporation Third Quarter 2017 Earnings Presentation October 31, 2017 © 2011 United States Steel Corporation

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Forward-looking Statements These slides and remarks are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the third quarter of 2017. They should be read in conjunction with the consolidated financial statements and notes to consolidated financial statements contained in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. This release contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. United States Steel Corporation

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA, segment EBITDA, and net debt which are all non-GAAP measures, as additional measurements to enhance the understanding of our performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc., gains (losses) on the sale of ownership interests in equity investees, restructuring charges, impairment charges, and debt extinguishment and other related costs that are not part of the Company’s core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc., gains (losses) on the sale of ownership interests in equity investees, restructuring charges, and impairment charges. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc. gains (losses) on the sale of ownership interests in equity investees, restructuring charges, impairment charges, and debt extinguishment and other related costs that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company’s liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors, many of which use adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial Outlook. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. United States Steel Corporation

United States Steel Corporation 2017 Outlook If market conditions remain at their current levels, we expect: • 2017 net earnings of approximately $323 million, or $1.83 per share, 2017 adjusted net earnings of approximately $300 million, or $1.70 per share, and consolidated adjusted EBITDA of approximately $1.075 billion. o EBITDA by Segment; • Flat-Rolled EBITDA of approximately $725 million; • U. S. Steel Europe EBITDA of approximately $400 million; • Tubular EBITDA of approximately ($50) million; and Other Businesses EBITDA of approximately $60 million, offset by approximately $60 million of postretirement benefit expense. We believe market conditions, which include spot prices, raw material costs, customer demand, import volumes, supply chain inventories, rig counts and energy prices, will change, and as changes occur during the balance of 2017, we expect these changes to be reflected in our net earnings and adjusted EBITDA.

6 We remain focused on our operations, revitalizing our assets, and developing our talent. We are seeing operating improvements in the assets in which we are investing. This increases our confidence that we will achieve the 2020 improvement targets we have disclosed. We believe the attention to our assets and employees, with continued focus on improving safety, quality, delivery, and cost, will result in improved operating reliability and enable us to remain a strong business partner for our customers. See the Appendix for the reconciliation of Outlook net earnings to consolidated Outlook adjusted EBITDA and Outlook segment earnings (loss) before interest and income taxes to segment Outlook EBITDA.

Flat-Rolled Segment asset revitalization program A comprehensive program to: • Improve our profitability and competitiveness • Meet the increasing expectations of our customers A structured and flexible program: • Smaller and less complex projects to reduce execution risk • Adaptable to changing business conditions Multi-year implementation timeline to: • Minimize disruptions to our operations • Ensure we continue to support our customers Focusing on operations United States Steel Corporation

Our Flat-Rolled segment asset revitalization program is a comprehensive investment plan with a continuous focus on improving safety, quality, delivery, and cost. As we revitalize our assets, we expect to increase profitability, productivity, operational consistency, and reduce volatility. This program is designed to prioritize investment in the areas with the greatest expected returns. Importantly, while this is a large program, the majority of projects are not large, complex projects. This means that projects are easier to execute. Due to the smaller nature of many of the projects, we do not have to complete the entire program in order to start seeing benefits. Also, by breaking the program down into a series of smaller projects, we have greater flexibility to adjust the scope and pace of project implementation based on changes in business conditions. Our asset revitalization program covers investments in our existing assets, but is not just sustaining capital and maintenance spending; the projects were selected to deliver both operational and commercial benefits, with most of the benefits coming from operational improvements. The commercial benefits we expect to realize will be driven primarily by things we can control, such as better product quality, improved delivery performance, and increased throughput on constrained assets. Being regarded as a top quartile performer in the eyes of our customers will support sustainable commercial benefits from these investments. After we complete our full asset revitalization program, we expect to have a strong core infrastructure, and strong reliability centered maintenance organizations. We will deliver products to our customers with improved reliability and quality. While this program only covers our existing assets, it is intended to create a stable foundation for our future as we continue to evaluate strategic growth projects to strengthen our position as the markets we serve continue to grow and evolve.

Flat-Rolled Segment asset revitalization program

Projected capital spending by production process

Iron Making	Steel Making	Hot Rolling	Finishing
Blast furnace	BOP, QBOP & slab caster	Hot strip mill	Cold mill & finishing unit
			
▪ Converting raw materials to liquid iron	▪ Converting liquid iron to liquid steel ▪ Converting liquid steel to steel slabs	▪ Converting slabs to hot rolled coils	▪ Pickling ▪ Cold rolling ▪ Coating, Tin
~$200 million	~$400 million	~$300 million	~$300 million

United States Steel Corporation

10 We currently expect capital spending for our asset revitalization program to be approximately $1.2 billion from 2017 through 2020. We are investing in our assets throughout the entire production process, with targeted improvements in operating efficiency, unplanned downtime, reliability, quality, and costs. While this program covers a wide range of assets in our Flat-Rolled segment, we are placing a strong emphasis on thirteen of our most critical assets. In iron making, these critical assets are the blast furnaces at Gary Works and Great Lakes Works. In steel making, they are the steel shop and caster at Gary Works and the steel shop at Mon Valley Works. In hot rolling, they are the hot strip mills at Gary Works, Great Lakes Works and Mon Valley Works. In finishing, it is the cold mill at Mon Valley Works. We currently expect the timing of the capital spending for our asset revitalization program to be as follows: • Approximately $200 - $250 million in 2017 • Approximately $450 - $500 million in 2018 • Balance to be spent in 2019 and 2020 By 2020 we expect the Flat-Rolled Segment asset revitalization program to deliver: • Increased slab production capability at Gary Works, Great Lakes Works and Mon Valley Works by a total of approximately 1 million tons from our current 2017 forecast of approximately 10 million tons • EBITDA improvement by 2020 of approximately $275 - $325 million annually as compared with 2016 as the base year, assuming current raw materials costs and other market factors This projected EBITDA improvement of $275 - $325 million annually would imply an internal rate of return range of 15% - 20%, well above our weighted average cost of capital.

Flat-Rolled Segment asset revitalization program

Project update

Production Process	Completed Project	Future Project
Iron Making	• Great Lakes D4 BF Cooling Water Piping & Instrumentation • $2 million invested • Completed in 3Q 2017 • Improves reliability and operational control	• Gary Works #6 BF Outage • $26 million estimated investment • To be completed in 4Q 2017 • Improve reliability
Steel Making	• Mon Valley BOP Remote Pit Pushing Equipment • <$1 million invested • Completed in 3Q 2017 • Increases operating availability and improves safety	• Gary Works Casters A Line Turret Bearing • $6 million estimated investment • To be completed in 4Q 2017 • Improve reliability
Hot Rolling	• Mon Valley Works HSM #6 Discharge Table / Rolls and Bearings • $1 million invested • Completed in 3Q 2017 • Reduces costs and improves quality	• Gary Works HSM Furnace Burners • $2 million estimated investment • To be completed in 4Q 2017 • Improve efficiency and reduce natural gas usage
Finishing	• Great Lakes #1 CGL W-Tube Replacements • $1 million invested • Completed in 3Q 2017 • Improves throughput and quality	• Great Lakes Works Temper Mill Electrostatic Oiler • $1 million estimated investment • To be completed in 2Q 2018 • Improve reliability and rust prevention

BF = Blast Furnace
BOP = Basic Oxygen Process
HSM = Hot Strip Mill
CGL = Continuous Galvanizing Line

United States Steel Corporation

12 We have completed numerous projects so far this year, started hundreds more, and are in the planning and development stage for additional projects for 2018. A selection of completed projects are below: Iron Making - Great Lakes D4 BF Cooling Water Piping & Instrumentation • Extensive repairs and replacement of the furnace water cooling system to reduce leaks and improve troubleshooting. • Improves the reliability and operational control of D4 blast furnace and extends the lifespan of the refractory lining. • This project, along with others, has resulted in multiple internal production records. Steel Making – Mon Valley Remote Pit Pushing Equipment • Innovative project allows routine maintenance to be performed through remote operation of mobile equipment. • Improves safety and productivity of the MVW Steel Making facility. Hot Rolling - Mon Valley Works Hot Strip Mill #6 Discharge Table / Rolls and Bearings • Extensive work to improve the operating condition of the hot strip mill furnace discharge section of the mill. • Improves quality and yield. Great Lakes #1 Continuous Galvanizing Line W-Tube Replacements • Replaced indirect heating elements in the furnace. • Improves production and quality through the facility.

Quality % Improvement vs. 2016 Base Reliability (including Unplanned Maintenance Downtime) % Improvement vs. 2016 Base United States Steel Corporation Capital Spending $ Millions Performance Scorecard EBITDA improvement $ Millions $275-$325 M 2020 Target 2017 Target $1,200 M 2020 Target 2017 Target $200 - $250M +25% 2020 Target 2017 End of Year Target 7% 2020 Target +16% 3% 2017 End of Year Target Flat-Rolled Segment asset revitalization program

14 We have developed a performance scorecard that includes two financial and two non-financial metrics for tracking our progress on implementing our Flat-Rolled Segment asset revitalization program. We believe these metrics will effectively demonstrate how successfully we are implementing the program. We consider 2017 to be an investment year for the asset revitalization program. Therefore, the 2017 EBITDA improvement target is zero. As we move into 2018, we will begin quantifying the run-rate benefits of the investments we are making, and we will provide a 2018 target EBITDA improvement. By 2020, we expect the annual EBITDA improvement as a result of our asset revitalization program to be $275-$325 million as compared with 2016 as the base year, assuming current raw materials costs and other market factors. Our progress against the capital spending projection will show the pace of progress, and our progress on the quality and unplanned downtime (now referred to as reliability) will reflect the operational improvements achieved, which are significant drivers for delivering the targeted EBITDA improvement. We have expanded the scope of the unplanned maintenance downtime metric to also include all other operating downtime and production slowdowns that impact our overall equipment effectiveness. We believe this more comprehensive reliability metric has a stronger correlation to our EBITDA improvement metric. We have established our targets for these metrics at the completion of the program in 2020, and have also established our targets for the progress we expect to make in 2017. When we release our full year 2017 results, we will show how we have performed versus our 2017 targets, and we will establish our targets for 2018.

YTD 2017 Actual FY 2017 Forecast $1,325 FY 2016 Actual $972 $950 FY 2015 Actual $964 $ Millions Annual maintenance and outage expense Flat-Rolled Segment United States Steel Corporation Note: YTD 2017 is nine months ended 9/30/2017

16 We currently expect total maintenance and outage expense for our Flat-Rolled Segment to be approximately $1.325 billion in 2017. This amount includes all normal maintenance and outage expense as well as maintenance and outage expense related to our asset revitalization program, and is a $375 million increase from the $950 million we incurred in 2016. While our overall maintenance and outage expense in 2015 and 2016 was influenced by the significant steel market downturn that impacted both of those years, at approximately $85 to $90 per ton of raw steel production, this still reflects a commitment to maintaining our facilities even under difficult circumstances.

United States Steel Corporation Business Update Iron ore mining facilities Steel making facilities Flat-Rolled finishing facilities Tubular facilities U. S. Steel Europe Operating updates

At our Flat-Rolled segment iron ore mining operations, we are operating both our Minntac and Keetac facilities. Our Keetac facility successfully resumed pellet production on February 24, 2017 after having been idled for nearly two years. The restart of Keetac helps support our third party pellet sales, while continuing to meet our current domestic steel making needs. We are currently operating the steel making and finishing facilities at our Gary, Great Lakes, and Mon Valley Works. We continue to operate finishing facilities at our Granite City Works, and began rolling slabs on the hot strip mill on February 14, 2017. The steel making operations at Granite City Works remain idled. We continue to operate the finishing facilities at our Fairfield, Midwest, East Chicago, and Fairless Hills locations. We continuously review market conditions and the restart of idled facilities in the context of sustainable increases in steel demand that would support operating rates at profitable levels. We are currently operating our seamless mills in Fairfield, AL and Lorain, OH. Our seamless mill in Fairfield produces mid-range diameter pipe, while our Lorain #3 mill produces large diameter pipe that is historically used for off-shore drilling. We are currently purchasing rounds from third parties to feed our seamless mills. We restarted our Lone Star #2 welded pipe mill in late April. We permanently shut down the Lorain #6 Quench and Temper mill in March 2017 and have decided to relocate the equipment to one of several other sites under consideration to optimize our operations. Our European operations are seeing stable market conditions and are running at high levels.

Global OSHA Recordables Frequency of Injuries (per 200,000 manhours) Total Severity Performance Frequency of Days Lost/Restricted (per 200,000 manhours) Global Safety Performance United States Steel Corporation Days Away From Work Frequency of Injuries (per 200,000 manhours) 0.73 1.02 0.97 0.88 0.94 2016 1Q 2017 2Q 2017 October 2017 0.09 0.16 0.13 0.14 0.15 2Q 2017 October 2017 1Q 2017 2016 34.44 34.97 29.61 20.20 42.88 2Q 2017 October 2017 2016 1Q 2017 3Q 2017 3Q 2017 3Q 2017

20 Our objective is to attain a sustainable zero harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards. Global OSHA Recordables • 2017 Recordable Rate 3x better than BLS Iron and Steel Mills • 2017 Recordable Rate 32% better than AISI Days Away From Work • 2017 Days Away Rate 6x better than BLS Iron and Steel Mills • 2017 Days Away Rate 43% better than AISI Serious Injury Index (greater than or equal to 31 Days Away) • 2017 Serious Injury Index 4x better than BLS Iron and Steel Mills BLS = U.S. Bureau of Labor Statistics AISI = American Iron and Steel Institute

Cash from Operations $ Millions Total Estimated Liquidity $ Millions Financial Flexibility United States Steel Corporation Cash and Cash Equivalents $ Millions $541 $580 $299 $267 3Q 2017 3Q 2016 YTD 2016 YTD 2017 Net Debt $ Millions $1,694 $1,515 $755 $1,354 YE 2015 YE 2016 3Q 2017 YE 2014 Strong cash and liquidity positions Note: For reconciliation of non-GAAP amounts see Appendix $1,205 $1,516 $2,383 $2,110 3Q 2017 YE 2016 YE 2015 YE 2014 $3,488 $2,899 $2,375 $3,082 YE 2014 YE 2015 YE 2016 3Q 2017 Strong liquidity supports asset revitalization program Cash conversion cycle at a record 32 days, an 11 day improvement from 4Q 2016 Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

Net cash provided by operating activities was $299 million in the third quarter compared to net cash provided by operating activities of $267 million in the same period last year. The change is primarily due to improved financial results. The quarter end cash balance was approximately $1.7 billion, an increase of $179 million from 2016 year-end levels, as improved financial results, the approximately $127 million received related to U. S. Steel Canada in the second quarter, and the $105 million we received from the sale of our 15% interest in Tilden Mining Company L.C. in the third quarter, were partially offset by a net reduction of long-term debt and working capital changes. The cash conversion cycle has improved by 11 days since the end of 2016 primarily as a result of on-going inventory initiatives. Total liquidity improved significantly from year-end 2016 levels due to improved cash levels and higher Asset Based Loan availability, which was driven by improved profitability as well as collateral levels. The decrease in net debt is a result of increased cash and the net reduction of long-term debt. Our strong cash and liquidity position supports our strategic decision to accelerate our asset revitalization efforts.

Segment Earnings (Loss) Before Interest and Income Taxes $ Millions Adjusted EBITDA $ Millions Note: For reconciliation of non-GAAP amounts see Appendix Third Quarter 2017 Results United States Steel Corporation Adjusted Net Earnings (Loss) $ Millions Results continue to reflect higher selling prices and shipments $205 ($297) $161 $65 YTD 2016 3Q 2016 YTD 2017 3Q 2017 YTD EBITDA increased for all three segments in 2017 as compared with 2016 Reported Net Earnings (Loss) $ Millions Focused on operations and asset revitalization $228 ($335) $147 $51 YTD 2016 3Q 2016 YTD 2017 3Q 2017 $444 ($121) $238 $138 YTD 2016 3Q 2016 YTD 2017 3Q 2017 $778 $299 $342 $272 YTD 2016 3Q 2016 YTD 2017 3Q 2017 Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

24 Our results for the first nine months of 2017 improved over the first nine months of 2016. All three of our segments improved compared to the first nine months of 2016. Third quarter and nine month 2017 results include favorable impacts of $95 million and $205 million, respectively, related to our previously disclosed change in accounting method for property, plant, and equipment. We are focused on our strategic priorities: driving operational excellence across our business – from our plants to our support teams; investing in our facilities through our asset revitalization program; and providing our employees with the resources they need to implement positive, substantive changes. Successful execution of this strategy will result in continuous improvements in safety, quality, delivery, and cost and create meaningful value and returns for all of our stakeholders, including employees, customers, and stockholders.

Earnings (Loss) Before Interest and Income Taxes $ Millions Flat-Rolled EBITDA Bridge 3Q 2016 vs. 3Q 2017 ($ Millions) Third Quarter 2017 Flat-Rolled Segment United States Steel Corporation EBITDA $ Millions Note: For reconciliation of non-GAAP amounts see Appendix $288 ($68) $160 $114 YTD 2017 YTD 2016 3Q 2017 3Q 2016 $551 $199 $243 $201 YTD 2017 YTD 2016 3Q 2017 3Q 2016 $50 $243 $201 $115 3Q 2017 Other Maintenance & Outage ($36) Raw Materials ($87) Commercial 3Q 2016 Flat-Rolled EBITDA Bridge YTD 2016 vs. YTD 2017 ($ Millions) $684 $145 $551 $199 ($334) ($143) Commercial YTD 2016 Raw Materials Other Maintenance & Outage YTD 2017 Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

26 Results for our Flat-Rolled segment improved for the three and nine months ended September 30, 2017 compared with the same periods in 2016 primarily due to higher average realized selling prices and increased third party pellet sales, partially offset by higher raw material costs and increased maintenance and outage costs. In addition, the third quarter and nine month 2017 Flat-Rolled segment results include favorable impacts of $86 million and $187 million, respectively, related to our previously disclosed change in accounting method for property, plant, and equipment. 3Q 2016 vs. 3Q 2017 EBITDA Bridge: Commercial – The improvement in 3Q17 versus the same period last year is primarily the result of higher average realized prices and increased earnings from the sale of iron ore pellets to third party customers. Raw Materials – The unfavorable impact in 3Q17 is primarily the result of higher raw material costs across all raw material categories, except for iron ore. Maintenance and Outage – The unfavorable impact in 3Q17 is primarily the result of higher overall maintenance costs, and increased costs associated with our asset revitalization program. Other – The favorable impact in 3Q17 is primarily the result of our change in accounting method for property, plant, and equipment, partially offset by higher natural gas and electricity costs. YTD 2016 vs. YTD 2017 EBITDA Bridge: Commercial – The YTD improvement versus the same period in 2016 is primarily the result of higher average realized prices and increased earnings from the sale of iron ore pellets to third party customers. Raw Materials – The unfavorable YTD impact is primarily the result of higher raw material costs, particularly scrap and coal. Maintenance and Outage – The unfavorable YTD impact is primarily the result of higher overall maintenance costs, and increased costs associated with our asset revitalization program. Other – The favorable YTD impact is primarily the result of our change in accounting method for property, plant, and equipment, partially offset by higher natural gas and electricity costs.

Earnings (Loss) Before Interest and Income Taxes $ Millions U. S. Steel Europe EBITDA Bridge 3Q 2016 vs. 3Q 2017 ($ Millions) Third Quarter 2017 U. S. Steel Europe Segment United States Steel Corporation EBITDA $ Millions Note: For reconciliation of non-GAAP amounts see Appendix $215 $122 $73 $81 YTD 2017 YTD 2016 3Q 2017 3Q 2016 $271 $182 $93 $102 YTD 2017 YTD 2016 3Q 2017 3Q 2016 $100 $93 $102 3Q 2017 Other $1 Maintenance & Outage ($6) Raw Materials ($104) Commercial 3Q 2016 U. S. Steel Europe EBITDA Bridge YTD 2016 vs. YTD 2017 ($ Millions) $481 $271 $29 $182 YTD 2017 Other Maintenance & Outage ($22) Raw Materials ($399) Commercial YTD 2016 Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

28 Third quarter results for our European segment declined compared with the third quarter of 2016 primarily due to higher raw material costs, particularly for coal and iron ore, partially offset by higher average realized euro-based prices. For the nine months ended September 30, 2017, our European segment improved compared with the same period in 2016 primarily due to higher average realized euro-based selling prices, partially offset by higher raw material costs, particularly for coal and iron ore. 3Q 2016 vs. 3Q 2017 EBITDA Bridge: Commercial – The improvement in 3Q17 versus the same period last year is primarily the result of higher average realized euro-based prices. Raw Materials – The unfavorable impact in 3Q17 is primarily the result of higher coal and iron ore costs. Maintenance and Outage – The year-over-year change is not material. Other - The year-over-year change is not material. YTD 2016 vs. YTD 2017 EBITDA Bridge: Commercial – The YTD improvement versus the same period in 2016 is primarily the result of higher average realized euro-based prices. Raw Materials – The unfavorable YTD impact is primarily the result of higher coal and iron ore costs. Maintenance and Outage – The YTD change is primarily due to higher outage costs. Other - The YTD improvement is primarily due to our change in accounting method for property, plant, and equipment.

Earnings (Loss) Before Interest and Income Taxes $ Millions Tubular EBITDA Bridge 3Q 2016 vs. 3Q 2017 ($ Millions) Third Quarter 2017 Tubular Segment United States Steel Corporation EBITDA $ Millions Note: For reconciliation of non-GAAP amounts see Appendix ($93) ($217) ($7) ($75) YTD 2017 YTD 2016 3Q 2017 3Q 2016 ($54) ($166) $4 ($58) YTD 2017 YTD 2016 3Q 2017 3Q 2016 $4 ($58) 3Q 2017 Other $15 Maintenance & Outage $6 Raw Materials ($19) Commercial $60 3Q 2016 Tubular EBITDA Bridge YTD 2016 vs. YTD 2017 ($ Millions) ($39) ($54) ($166) YTD 2017 $43 Maintenance & Outage $6 Raw Materials Commercial $102 YTD 2016 Other Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

30 Third quarter results for our Tubular segment improved compared with the third quarter of 2016 due to higher shipment volumes and average realized selling prices, partially offset by increased substrate costs. For the nine months ended September 30, 2017, our Tubular segment improved compared with the same period in 2016 primarily due to higher average realized selling prices, higher volumes, increased operating efficiencies, and fixed cost reductions, partially offset by increased substrate costs. 3Q 2016 vs. 3Q 2017 EBITDA Bridge: Commercial – The improvement in 3Q17 versus the same period last year is primarily the result of higher average realized prices and higher shipments, resulting from increases in rig counts and drilling activity. Raw Materials – The unfavorable impact in 3Q17 is primarily the result of increased costs for steel substrate. Maintenance and Outage – The year-over-year change is primarily due to lower outage costs. Other - The improvement in 3Q17 is primarily due to fixed cost reductions and footprint optimization. YTD 2016 vs. YTD 2017 EBITDA Bridge: Commercial – The YTD improvement versus the same period in 2016 is primarily the result of higher average realized prices, higher shipments, and the operating efficiencies associated with nearly double the shipment volumes from the prior year. Raw Materials – The unfavorable YTD impact is primarily the result of increased costs for steel substrate. Maintenance and Outage – The YTD change is not material. Other - The favorable YTD impact is primarily due to fixed cost reductions and footprint optimization.

© 2011 United States Steel Corporation Appendix United States Steel Corporation

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Carnegie Way 12% 55% United States Steel Corporation Carnegie Way Benefits1 – Full Year 2017 Impact $ Millions 1 Carnegie Way benefits are based on the incremental impact in 2017 as compared to 2016 as the base year. $440 $390 $50 Total 2017 benefits announced to date Additional announced today Previously announced 54% 36% 8% 2% Manufacturing Supply Chain & Logistics SG&A Other By Category 69% 20% 10% 1% Flat-Rolled U. S. Steel Europe Tubular Other Businesses By Segment

Flat-Rolled Segment $ / short ton Source: Company Filings Improving Profitability EBITDA / Ton improvements greater than changes in average realized prices when compared to the quarterly average from 1Q 2009 through 3Q 2017 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $400 $500 $600 $700 $800 $900 $1,000 E B IT D A / t o n A v e ra g e R e a liz e d P ri c e $ / t o n Average Realized Price EBITDA/ton United States Steel Corporation U. S. Steel Europe Segment $ / short ton ($200) ($150) ($100) ($50) $0 $50 $100 $150 $400 $500 $600 $700 $800 $900 $1,000 E B IT D A / t o n A v e ra g e R e a liz e d P ri c e $ / t o n Average Realized Price EBITDA/ton Tubular Segment $ / short ton ($1,000) ($800) ($600) ($400) ($200) $0 $200 $400 $600 $800 $750 $950 $1,150 $1,350 $1,550 $1,750 $1,950 $2,150 $2,350 E B IT D A / t o n A v e ra g e R e a liz e d P ri c e $ / t o n Average Realized Price EBITDA/ton

Third Quarter 2017

Flat-Rolled segment EBITDA Bridge
2Q 2017 vs. 3Q 2017 ($ Millions)


$299
$21
($14)
($21)
($42)
$243
2Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2017

Commercial change primarily due to increased third party pellet sales and higher steel shipment volumes.

Raw Materials change primarily due to higher raw material costs partially offset by improvements to our iron ore mining costs.

Maintenance & Outage change primarily due to higher asset revitalization spending.

Other change primarily due to the capitalization policy change and higher energy costs.

U. S. Steel Europe segment EBITDA Bridge
2Q 2017 vs. 3Q 2017 ($ Millions)


$72
($39)
$19
($4)
$45
$93
2Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2017

Commercial change primarily due to lower average realized euro-based selling prices and lower volumes.

Raw Materials change primarily due to lower coal and iron ore costs.

Maintenance & Outage change is primarily due to higher outage costs.

Other change primarily due to inventory revaluation and foreign exchange rate benefits.

Tubular segment EBITDA Bridge
2Q 2017 vs. 3Q 2017 ($ Millions)


($16)
$36
($3)
$0
($13)
$4
2Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2017

Commercial change primarily due to higher selling prices.

Raw Materials primarily due to higher cost substrate.

Maintenance & Outage change is not material.

Other change primarily due to higher energy costs and intracompany profit elimination.

Note: For reconciliation of non-GAAP amounts see Appendix

United States Steel Corporation

Total Corporation Adjusted EBITDA Bridge YTD 2016 vs. YTD 2017 ($ Millions) Total Corporation United States Steel Corporation Note: For reconciliation of non-GAAP amounts see Appendix $143 $778 $299 YTD 2017 Other Maintenance & Outage ($350) Raw Materials ($581) Commercial $1,267 YTD 2016 Total Corporation Adjusted EBITDA Bridge YTD 2016 vs. YTD 2017 ($ Millions) $352 $3 $778 $299 $89 Post- Retirement Benefits YTD 2017 Other Businesses Tubular $112 U. S. Steel Europe Flat-Rolled YTD 2016 ($77) Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively $41 $275 $342 $272 3Q 2017 Other ($36) Raw Materials 3Q 2016 Maintenance & Outage Commercial ($210) $62 $42 $342 $272 3Q 2016 Flat-Rolled 3Q 2017 U. S. Steel Europe ($4) Tubular Other Businesses ($9) Post- Retirement Benefits ($21) Total Corporation Adjusted EBITDA Bridge 3Q 2016 vs. 3Q 2017 ($ Millions) Total Corporation Adjusted EBITDA Bridge 3Q 2016 vs. 3Q 2017 ($ Millions)

Future Projects1 Completed Projects1 Iron Making United States Steel Corporation Key projects 1 Projects listed are examples and are not inclusive of all iron making asset revitalization investments ▪ Gary Works #6 BF Outage – $26 million / To be completed in 4Q 2017 / Improve reliability ▪ Mon Valley 1BF 11 Stove Rebuild – $17 million / To be completed in 4Q / Improve efficiency and reliability ▪ Great Lakes D4 BF Cooling Water Piping & Instrumentation – – $2 million / Improves reliability and operational control ▪ Mon Valley Works Ore Bridge Maintenance Crane Replacement – $1 million / Improves safety and maintenance efficiency

Steel Making

Key projects

Completed Projects[1]

- Great Lakes 25 Vessel Re-line
  - $2 million / reduces operating delays and improves reliability
- Mon Valley BOP Remote Pit Pushing Equipment
  - <$1 million / Increases operating availability and improves safety
- Gary QBOP Vacuum Filter Drum Refurbishment
  - $1 million / Improves reliability



Future Projects[1]

- Mon Valley Steelmaking R Vessel Hood Replacement
  - $11 million / To be completed in 4Q / Increase reliability
- Gary Works Casters A Line Turret Bearing
  - $6 million / To be completed in 4Q / Improve reliability
- Gary Works Caster Tundish Stopper Rods
  - $4 million / To be completed in 4Q / Improve quality



1 Projects listed are examples and are not inclusive of all steel making asset revitalization investments

United States Steel Corporation

Hot Rolling United States Steel Corporation Key projects Future Projects1 ▪ Gary Works HSM Furnace Burners – $2 million / To be completed 4Q / Improve efficiency and reduces natural gas usage ▪ Great Lakes HSM Run Table 8” Roll Cool Water Supply Replacement – <$1 million / To be completed in 4Q / Improve reliability and quality ▪ Great Lakes HSM Finish Mill Delivery Guide – – $1 million / Improves yield and quality ▪ Mon Valley Works HSM #6 Discharge Table / Rolls and Bearings Replacement – $1 million / Reduces costs and improves reliability ▪ Gary Replacement of Bending Piping in Finishing Mill – $1 million / Improves reliability Completed Projects1 1 Projects listed are examples and are not inclusive of all hot rolling asset revitalization investments HSM = Hot Strip Mill

Finishing

Key projects

Completed Projects[1]

- Great Lakes #1 CGL W-Tube Replacements –
  - $1 million / Improves throughput and quality
- Great Lakes CGL 1 Pass Line Shear Rebuild
  - <$1 million / Improves quality and reliability
- Gary Tin Continuous Anneal W-Tube Replacements
  - <$1 million / Improves productivity







Future Projects[1]

- Gary Works PK84 Pickle Waste Liquor Line Replacements
  - $1 million / To be completed 4Q / Improve reliability
- Great Lakes Works Temper Mill Electrostatic Oiler
  - $1 million / To be completed 2Q18 / Improve reliability and rust prevention





1 Projects listed are examples and are not inclusive of all finishing asset revitalization investments

United States Steel Corporation

Major end markets summary Flat-Rolled Segment United States Steel Corporation Automotive September vehicle sales the best of 2017, with a SAAR exceeding 18.5 million. Only second time since Great Recession that sales SAAR exceeded 18 million. Year to date sales of trucks accounting for over 61% share versus 50% five years ago Inventories eased lower by 6 days month-over-month (m-o-m) to 64 days as of October 1. Industrial Equipment Yellow goods space is stable to slightly improved in the back end of 2017, with market participants suggesting that the demand in this segment is beyond the trough and rebounding. Tin Plate Domestic tin mill shipments of 141,000 tons best since June 2016. However, tin mill product imports continue at high volumes, up over 7% year-to-date (YTD) through September licenses. Appliance Through September, AHAM major appliance unit shipments continue to exceed prior year performance, up 3.5%, with full year unit shipping increases estimated up about 4%. Sept. unit sales were +1.3% versus year ago. Pipe and Tube Structural tubing sentiment has deteriorated slightly in the last 6 weeks in line with spot HRC price decreases. OCTG activity stable with current rig counts; but under heavy pressure from imported pipes whose volumes are up 260% YTD through Sept. Line Pipe awards have slowed significantly as the year end approaches. Construction Architectural Billing Index in September decreased to 49.1 from 53.7 in August. Inquiries fell as well. The June Dodge Momentum Index, a forward indicator of non-residential construction, fell sharply in September down to 116.4, an 8.4% decrease from August. Lowest score since October 2016. Residential housing starts fell 4.7% as well in September. Questions exist as to the recent weather events and their impact on the decline in the September data points. Service Center September MSCI carbon flat rolled tons per day shipped the best of 3rd quarter at 101,200 tons. Inventory increased by 160,000 tons in September, pulling flat rolled inventories up to an unadjusted 2.4 months, and for the first time in 2017, year-over-year inventories are higher than the same period in 2016. YTD shipments are approximately 2% higher. Sources: Wards / AHAM / Customer Reports / AISI / US Census Bureau / Platts-FWDodge / Dept of Commerce / AIA / MSCI

Major end markets summary United States Steel Corporation U. S. Steel Europe Segment Sources: Eurofer, USSK Marketing, IHS, Eurometal, Euroconstruct Automotive EU car production reached 4.3 million units in 3Q, an increase of 3.6% y-o-y. In 4Q, EU car production is projected to grow by 6.8% y-o-y to 4.8 million units. An increase of 1.7% y-o-y to 19 million units is currently projected for 2017. Total V4 car production reached 0.77 million units in 3Q, an increase of 0.6% y-o-y. V4 car production is anticipated to increase by 4.7% y-o-y in 4Q to 0.87 million units. In 2017, the V4 car production is expected to increase by 1.3% y-o-y to 3.5 million units. Appliance After a modest decrease in 2Q, the EU appliance sector performance is expected to grow by 2.2% y-o-y in 3Q. In 4Q, it is expected to increase by 2.4% y-o-y. Overall, the appliance market in the EU is anticipated to grow by 1.8% y-o-y in 2017. Tin Plate EU tin consumption is anticipated to decrease by 3% q-o-q in 3Q. In 4Q, consumption is expected to decline further by 3% due to the end of the harvest season. 2017 demand is projected to remain unchanged compared to 2016. Construction Strong demand for housing was the key driver of construction activity growth across the western part of the EU in 3Q and is also expected to remain during 4Q. Growth of non-residential activity is also forecasted to gain momentum this year. Civil engineering activity is projected to increase, particularly in the central European countries. Total EU output growth is estimated to achieve 2.3% during 4Q and 3.1% in 2017. Service Centers According to EUROMETAL, flat steel service centers shipments increased 4.8% y-o-y in July and continued to rebound in both demand and prices in 3Q. In 4Q, the demand from steel service centers is expected to moderate as the steel distributors will reduce the stocks at the year-end.

Market industry summary Tubular Segment United States Steel Corporation Sources: Baker Hughes, US Energy Information Administration, Preston Publishing, Internal Oil Rig Count U.S. energy companies continued to increase drilling rates during 3Q. The oil rig count averaged 759 during 3Q, an increase of 6% quarter over quarter (q-o-q). As of October 27, 2017, there were 737 active oil rigs. Gas Rig Count The natural gas rig count averaged 186 during 3Q, an increase of 5% q-o-q. As of October 27, 2017, there were 172 active natural gas rigs. Natural Gas Storage Level As of October 20, 2017, there was 3.7 Tcf of natural gas in storage, down 5% y-o-y. Oil Price The West Texas Intermediate oil price averaged $48 per barrel during 3Q, flat q-o-q. Natural Gas Price The Henry Hub natural gas price averaged $2.95 per million btu during 3Q, down $0.13 or 4% q-o-q. Imports Imports of OCTG remain high. During 3Q, import share of OCTG apparent market demand is projected to exceed 50%. OCTG Inventory Overall, OCTG supply chain inventory remains below 3 months.

United States Steel Corporation Other Items Capital Spending* 2016 actual $306 million 2017 estimate $575 million Flat-Rolled: $440 million, USSE: $85 million, Tubular: $40 million, Other: $10 million Depreciation, Depletion and Amortization* 2016 actual $507 million 2017 estimate $515 million Flat-Rolled: $360 million, USSE: $75 million, Tubular: $55 million, Other: $25 million Pension and Other Benefits Costs 2016 actual $101 million 2017 estimate $183 million Pension and Other Benefits Cash Payments (excluding voluntary pension contributions) 2016 actual $150 million 2017 estimate $131 million *2017 estimates include the application of the unitary method of depreciation, resulting in increased capitalization of $233 million and increased depreciation of $28 million, for the nine months ended September 30, 2017

U. S. Steel Commercial – Contract vs. Spot Contract vs. spot mix – twelve months ended September 30, 2017 Flat-Rolled Tubular U. S. Steel Europe Contract: 81% Spot: 19% Contract: 64% Spot: 36% Program: 57% Spot: 43% United States Steel Corporation *Annual contract volume commitments with price adjustments in stated time frame 19% 10% 32% 22% 16% 1% Firm Cost Based Spot Market Based Quarterly Market Based Monthly Market Based Semi annual 43% 57% Program Spot 36% 13% 37% 2% 12% Firm Cost Based Spot Market Based Quarterly Market Based Monthly

United States Steel Corporation Shipments by Product & Market Flat-Rolled Tubular U. S. Steel Europe 11% 9% 22% 27% 31% All Other Tin Mill Coated Cold-rolled Hot-rolled Prod u c t Ma rk e t 19% 36% 5% 4% 8% 9% 19% Transportation Steel Service Centers Further Conversion All Other Appliances & Electrical Containers Construction 15% 85% Standard & Line Pipe OCTG 5% 95% Construction Energy 1% 35% 11% 19% 11% 23% Standard & Line Pipe Semi-finished & Plate Tin Mill Coated Cold-rolled Hot-rolled 7% 6% 11% 37% 14% 18% 7% All Other Appliances & Electrical Containers Construction Transportation Steel Service Centers Further Conversion Quarter ended September 30, 2017

Pension Expense and funded status Participants by Type of Plan Type of Plan 12/31/2003 12/31/2016 Increase/ (Decrease) Defined Benefit 15,574 4,710 (10,864) Multiemployer 6,043 9,730 3,687 Defined Contribution 1,627 3,535 1,908 Total 23,244 17,975 (5,269) Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, and 4.00% for 2017E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, for 2017E: 7.25% Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 Pension – Benefit Obligations $ Billions Pension – Underfunded Status $ Billions Pension – Service Cost $ Millions Pension – Expense $ Millions United States Steel Corporation $105 $106 $291 $337 $396 $412 2012 2013 2014 2016 2017 Estimate 2015 $6.2 $6.4 $7.3 $10.3 $11.3 2015 2012 2014 2013 2016 $0.7 $0.7 $1.0 $1.1 $2.7 2015 2012 2014 2013 2016 $54 $102 $106 $128 $118 2012 2013 2014 2016 2015

OPEB Expense and funded status Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, and 4.00% for 2017E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, for 2017E: 3.25% Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 OPEB – Expense $ Millions OPEB – Benefit Obligations $ Billions OPEB – Service Cost $ Millions OPEB – Underfunded Status $ Billions United States Steel Corporation $78 ($4) ($40) ($25) $55 $100 2012 2016 2015 2017 Estimate 2014 2013 $2.4 $2.3 $2.7 $3.4 $3.9 2015 2012 2014 2013 2016 $20 $21 $22 $27 $28 2012 2013 2014 2016 2015 $0.4 $0.3 $0.6 $1.4 $2.2 2015 2012 2014 2013 2016

United States Steel Corporation Reconciliation of segment EBITDA Segment EBITDA – Flat-Rolled ($ millions) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Segment earnings (loss) before interest and income taxes $114 $218 $160 ($68) $288 Depreciation 87 81 83 267 263 Segment EBITDA $201 $299 $243 $199 $551 Segment EBITDA – Tubular ($ millions) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Segment loss before interest and income taxes ($75) ($29) ($7) ($217) ($93) Depreciation 17 13 11 51 39 Segment EBITDA ($58) ($16) $4 ($166) ($54) Segment EBITDA – U. S. Steel Europe ($ millions) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Segment earnings (loss) before interest and income taxes $81 $55 $73 $122 $215 Depreciation 21 17 20 60 56 Segment EBITDA $102 $72 $93 $182 $271 Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

United States Steel Corporation Reconciliation to Segment EBITDA and Consolidated Adjusted EBITDA Included in Outlook ($ millions) FY 2017 Projected net earnings attributable to United States Steel Corporation included in Outlook $323 Gain associated with retained interest in U. S. Steel Canada Inc. (72) Gain on equity investee transactions (21) Loss on shutdown of certain tubular assets 35 Loss on debt extinguishment and other related costs 35 Adjusted net earnings attributable to United States Steel Corporation included in Outlook $300 Estimated income tax expense 10 Estimated net interest and other financial costs 250 Estimated depreciation, depletion and amortization 515 Projected annual adjusted EBITDA included in Outlook $1,075 ($ millions) Flat-Rolled U. S. Steel Europe Tubular Projected segment earnings (loss) before interest and income taxes included in Outlook $365 $325 ($105) Estimated depreciation, depletion and amortization 360 75 55 Projected annual segment EBITDA included in Outlook $725 $400 ($50)

United States Steel Corporation Reconciliation of net debt Net Debt ($ millions) YE 2014 YE 2015 YE 2016 3Q 2017 Short-term debt and current maturities of long-term debt $378 $45 $50 $3 Long-term debt, less unamortized discount and debt issuance costs 3,086 3,093 2,981 2,896 Total Debt $3,464 $3,138 $3,031 $2,899 Less: Cash and cash equivalents 1,354 755 1,515 1,694 Net Debt $2,110 $2,383 $1,516 $1,205

United States Steel Corporation Reconciliation of cash conversion cycle Cash Conversion Cycle 3Q 2017 4Q 2016 $ millions Days $ millions Days Accounts Receivable, net $1,527 42 $1,248 42 + Inventories $1,737 56 $1,573 63 − Accounts Payable and Other Accrued Liabilities $2,080 66 $1,665 62 = Cash Conversion Cycle 32 43 Accounts Receivable Days is calculated as Average Accounts Receivable, net divided by total Net Sales multiplied by the number of days in the quarter Inventory Days is calculated as Average Inventory divided by total Cost of Sales multiplied by the number of days in the quarter Accounts Payable Days is calculated as Average Accounts Payable and Other Accrued Liabilities less bank checks outstanding and other current liabilities divided by total Cost of Sales multiplied by the number of days in the quarter Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days

United States Steel Corporation Reconciliation of reported and adjusted net earnings (loss) ($ millions) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Reported net earnings (loss) $51 $261 $147 ($335) $228 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (72) ─ ─ (72) Gain on equity investee transactions ─ ─ (21) ─ (21) Loss on debt extinguishment and other related costs ─ ─ 35 22 35 Loss on shutdown of certain tubular assets ─ ─ ─ ─ 35 Impairment of intangible assets 14 ─ ─ 14 ─ Restructuring and other charges and adjustments ─ ─ ─ 2 ─ Adjusted net earnings (loss) $65 $189 $161 ($297) $205 Note: The adjustments included in the table have been tax effected at a 0% rate due to the recognition of a full valuation allowance. Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively

United States Steel Corporation Reconciliation of reported and adjusted diluted EPS (LPS) ($ per share) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Reported diluted EPS (LPS) $0.32 $1.48 $0.83 ($2.22) $1.29 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (0.41) ─ ─ (0.41) Gain on equity investee transactions ─ ─ (0.11) ─ (0.11) Loss on debt extinguishment and other related costs ─ ─ 0.20 0.15 0.20 Loss on shutdown of certain tubular assets ─ ─ ─ ─ 0.20 Impairment of intangible assets 0.08 ─ ─ 0.09 ─ Restructuring and other charges and adjustments ─ ─ ─ 0.02 ─ Adjusted diluted EPS (LPS) $0.40 $1.07 $0.92 ($1.96) $1.17 Note: The adjustments included in the table have been tax effected at a 0% rate due to the recognition of a full valuation allowance. Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively.

United States Steel Corporation Reconciliation of adjusted EBITDA ($ millions) 3Q 2016 2Q 2017 3Q 2017 YTD 2016 YTD 2017 Reported net earnings (loss) $51 $261 $147 ($335) $228 Income tax provision (benefit) 19 (16) 0 26 3 Net interest and other financial costs 62 68 98 208 229 Reported earnings (loss) before interest and income taxes $132 $313 $245 ($101) $460 Depreciation, depletion and amortization expense 126 121 118 384 376 EBITDA $258 $434 $363 $283 $836 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (72) ─ ─ (72) Gain on equity investee transactions ─ ─ (21) ─ (21) Loss on shutdown of certain tubular assets ─ ─ ─ ─ 35 Impairment of intangible assets 14 ─ ─ 14 ─ Restructuring and other charges and adjustments ─ ─ ─ 2 ─ Adjusted EBITDA $272 $362 $342 $299 $778 Note: The 2Q 2017 tax benefit of $16 million includes a benefit of $13 million related to the carryback of specified liability losses to prior years. Note: YTD 2016 and YTD 2017 is nine months ended 9/30/2016 and 9/30/2017, respectively.